Exhibit 99.3

Advantage Solutions and Conyers Park II Provide an Update on Their Planned Combination, Announce Launch of Refinancing and Provide Preliminary Q3 Results

NAPLES, FL, and IRVINE, CA – October 19, 2020 – Conyers Park II Acquisition Corp. (“Conyers Park”), a publicly traded special purpose acquisition company, and Advantage Solutions Inc. (“Advantage” or the “Company”), the leading provider of outsourced sales and marketing services to consumer goods manufacturers and retailers, today provided an update on activities as they move forward with their planned combination, including the announcement of the refinancing process and preliminary results for Advantage for the third quarter of 2020.

Conyers Park management also confirmed that the special meeting of stockholders to approve the pending combination with Advantage will be held at 10 a.m. Eastern Time on Tuesday, October 27th at the offices of Kirkland & Ellis in New York. The consummation of the business combination is expected to follow shortly thereafter, subject to final stockholder approval and satisfaction of other customary conditions.

“We believe Advantage Solutions offers Conyers Park shareholders a great opportunity for future value creation. The company has a long, successful track record in the consumer products industry,” said Jim Kilts, executive chairman of Conyers Park. “We believe that Advantage offers a strong path for future growth given its robust, diverse customer base, excellent management team and opportunities to serve brands and retailers in new ways. We are excited about both the organic and M&A growth prospects for this business and believe the transaction represents a highly attractive valuation for CPAA shareholders.”

Refinancing Underway

In connection with the business combination of Advantage and Conyers Park, Advantage has launched a refinancing process to replace its existing senior secured credit facilities. The refinancing transaction is expected to consist of a combination of senior secured credit facilities and senior secured notes. The refinancing transaction is being led by Bank of America. As previously disclosed, the company has procured committed financing in connection with the transaction. The ultimate timing and terms of such refinancing transactions are subject to market and other conditions. As previously announced, as part of the combination, Conyers Park has also secured commitments of $700 million of equity in a common stock private placement that will be used to pay down existing Advantage debt.

“We are excited to announce that we’ve launched the process to refinance our existing debt as part of our combination with Conyers Park. This transaction will significantly reduce our annual interest expense and enhance our leverage, liquidity and maturity profile, better positioning us to pursue attractive organic and inorganic investment opportunities to build the business for clients, thereby benefitting our shareholders,” said Tanya Domier, chief executive officer.

In connection with the financing transaction, the Company is releasing certain unaudited preliminary third quarter financial results.

Preliminary Third Quarter Financial Results

Third quarter 2020 revenue is expected to be in the range of $779 million to $789 million. This represents a decline of approximately 20% compared to the third quarter of 2019 and sequential growth of approximately 22% compared to the second quarter of 2020, in each case using the mid-point of this range. The 20% decline in revenues for the third quarter of 2020 compared to the third quarter of 2019 is an improvement over the 30% decline in revenues for the second quarter of 2020 compared to the second quarter of 2019.

Third quarter 2020 Adjusted EBITDA is expected to be in the range of $134 million to $138 million. This represents a decline of approximately 6% compared to the third quarter of 2019 and sequential growth of approximately 22% compared to the second quarter of 2020, in each case using the mid-point of this range.

“We are pleased with improving momentum in the third quarter and we believe it represents the beginning of a recovery from the second quarter’s COVID-19 driven decline,” said Tanya Domier. “The sequential revenue improvement we saw in the third quarter was broad-based across both the Sales and Marketing segments and was primarily driven by the parts of our business most negatively impacted by COVID-19 beginning their return-to-normal operations, as well as from continued strength in the other businesses. The momentum in the Sales segment was driven by growth in our traditional channel and e-commerce businesses. Momentum in the Marketing segment was driven by the beginning of the re-launch of in-store sampling activity with certain retail accounts as well as growth in our digital business,” Domier added.

Management expects to formally report full results for the third quarter and provide an update on the business in mid-November.

The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Conference Call Information

At 8:00 AM ET on October 19, 2020, Conyers Park will host an investor teleconference and web presentation to discuss the transaction. The call and webcast can be accessed by dialing (877) 407-4018 (domestic toll-free number) or (201) 689-8471 (international) or by visiting this link.

A replay of the teleconference and webcast will also be available from October 19, 2020 to October 26, 2020. The replay can be accessed by dialing (844) 512-2921 (domestic toll-free number) or (412) 317-6671 (international) and using the replay pin: 13712286 or by visiting this link.

The investor presentation can be found at this link.

Contacts

Investors:

Dave West

CEO

Conyers Park II

Dan Morrison

Senior Vice President, Finance & Operations

Advantage Solutions

Helen O’Donnell

Managing Director

Solebury Trout

investorrelations@advantagesolutions.net

Media:

Will Minton

Vice President, Corporate Marketing

Advantage Solutions

press@advantagesolutions.net

About Advantage Solutions

Advantage Solutions is a leading business solutions provider committed to driving growth for consumer goods manufacturers and retailers through winning insights and execution. Advantage’s data and technology-enabled omnichannel solutions — including sales, retail merchandising, business intelligence, digital commerce and a full suite of marketing services — are designed to help brands and retailers across a broad range of channels drive consumer demand, increase sales and achieve operating efficiencies. Headquartered in Irvine, California, Advantage has offices throughout the United States and Canada and a presence in select markets throughout Africa, Asia, Australia and Europe through which it services the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

About Conyers Park II Acquisition Corp.

Conyers Park is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its management team is led by James M. Kilts, its executive chairman, and David J. West, its chief executive officer. Mr. Kilts’ and Mr. West’s careers have centered on identifying and implementing value creation initiatives throughout the consumer industry. They have collectively created approximately $50 billion in shareholder value throughout their combined 75-plus year careers in the consumer industry by relying on what Conyers Park believes to be tried-and-true management strategies: cost management and productivity enhancement and reinvesting the savings behind product innovation, marketing and brand building.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between Conyers Park and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by Conyers Park’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by Conyers Park with the Securities and Exchange Commission on October 9, 2020.

Additional Information and Where to Find It

Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers

Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Non-GAAP Financial Measure and Related Information

This press release includes Adjusted EBITDA, financial measures not presented in accordance with GAAP. They are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Advantage’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This press release also includes certain estimates of Adjusted EBITDA, including with respect to expected third quarter 2020 results. Due to the high variability and difficulty in making accurate estimates of some of the information excluded from Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to purchase the notes or any other debt securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.